UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 30, 2013

Jos. A. Bank Clothiers, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23874	36-3189198
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

500 Hanover Pike Hampstead, Maryland	21074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (410) 239-2700

 (Former Name or Former Address, if Changed Since Last Report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On July 30, 2013, JoS. A. Bank Clothiers, Inc. (the “Company”) announced in a press release that thousands of recently discharged veterans will receive new business suits to help them re-enter the job market as a  result of the Company’s “Uniform of Success” promotion, which was  implemented in cooperation with the Gary Sinise Foundation.  A copy of the Press Release is attached as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

99.1	Press Release dated July 30, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JoS. A. Bank Clothiers, Inc. (Registrant)

By:	/s/ R. Neal Black
R. Neal Black President and Chief Executive Officer and Director

Dated:  August 1, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 30, 2013